MOMENTUS



ANALYST DAY

November 17, 2020

DISCLAIMER AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Presentation relates to the potential business combination (the "Proposed Transaction") between Stable Road Acquisition Corp. ("Stable Road") and Momentus Inc. ("Momentus"). This Presentation shall not constitute a "solicitation" as defined in Section 14 of the Securities Exchange Act of 1934, as amended.

This Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.

Information contained in this Presentation concerning Momentus' industry and the markets in which it operates, including Momentus' general expectations and market position, market opportunity and market size, is based on information from Momentus management's estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties. In some cases, we may not expressly refer to the sources from which this information is derived. Management estimates are derived from industry and general publications and research, surveys and studies conducted by third parties and Momentus' knowledge of its industry and assumptions based on such information and knowledge, which we believe to be reasonable. In addition, assumptions and estimates of Momentus' and its industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause Momentus' future performance and actual market growth, opportunity and size and the like to differ materially from our assumptions and estimates.

Stable Road and Momentus own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Stable Road or Momentus, or an endorsement or sponsorship by or of Stable Road or Momentus. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Stable Road or Momentus will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

This Presentation contains estimated or projected financial information with respect to Momentus, namely Momentus' projected revenue, customer demand, market share, EBITDA, EBITDA margin and free cash flow for 2020-2027. Such estimated or projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such estimated or projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "forward-looking statements" paragraph below. Actual results may differ materially from the results contemplated by the estimated or projected financial information contained in this presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such estimates and projections will be achieved. Neither the independent auditors of Stable Road nor the independent registered public accounting firm of Momentus, audited, reviewed, compiled, or performed any procedures with respect to the estimates or projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

DISCLAIMER AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS (CONT'D)

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by Stable Road with the Securities and Exchange Commission (the "SEC"). Some of the financial information and data contained in this Presentation, such as revenue, EBITDA, EBITDA margin and free cash flow, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Stable Road and Momentus believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Momentus' financial condition and results of operations. Stable Road and Momentus believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Momentus' financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. See page 33 for a comparison of management forecasted non-GAAP revenue and revenue calculated under ASC 606.

Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs.

In connection with the Proposed Transaction, Stable Road has filed with the SEC a Registration Statement that includes a proxy statement of Stable Road, a consent solicitation statement of Momentus and prospectus of Stable Road, and each party will file other documents with the SEC regarding the Proposed Transaction. A definitive proxy statement/consent solicitation statement/prospectus and other relevant documents will be sent to the stockholders of Stable Road and Momentus, seeking any required stockholder approval, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. STABLE ROAD'S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS WHICH FORMS A PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, AND THE EFFECTIVE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/CONSENT SOLICITATION/PROSPECTUS IN CONNECTION WITH STABLE ROAD'S SOLICITATION OF PROXIES FOR STABLE ROAD'S SPECIAL MEETING OF STOCKHOLDERS TO APPROVE THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT (THE "SPECIAL MEETING"), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When available, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Stable Road's stockholders as of a record date to be established for voting on the Proposed Transaction and the other matters to be voted upon at the Special Meeting. Stable Road's stockholders will also be able to obtain copies of the proxy statement/consent solicitation statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: Stable Road Capital LLC, James Norris, CPA, Chief Financial Officer, 1345 Abbot Kinney Blvd, Venice, CA 90291, Tel: 310-956-4919, james@stableroadcapital.com

Stable Road, Momentus and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of Stable Road's stockholders in connection with the Proposed Transaction. PARENT'S STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF PARENT IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019, WHICH WAS FILED WITH THE SEC ON MARCH 26, 2020. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO PARENT'S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTION AND OTHER MATTERS TO BE VOTED AT THE SPECIAL MEETING WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTION WHEN AVAILABLE. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Transaction are included in the Registration Statement that Parent has filed with the SEC.

DISCLAIMER AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS (CONT'D)

Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, anticipated timing of the development of transfer vehicles, anticipated capabilities of transfer vehicles, timing of missions and the receipt of licenses and approvals for missions. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Momentus' and Stable Road's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Momentus and Stable Road. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Stable Road or Momentus is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Momentus; risks related to the rollout of Momentus' business and the timing of expected business milestones; the effects of competition on Momentus' future business; level of product service or product failures that could lead customers to use competitors' services; developments and changes in laws and regulations, including increased regulation of the space transportation industry; the impact of significant investigative, regulatory or legal proceedings; the amount of redemption requests made by Stable Road's public stockholders; the ability of Stable Road or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, and those factors discussed in Stable Road's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, in each case, under the heading "Risk Factors," and other documents of Stable Road filed, or to be filed, with the Securities and Exchange Commission ("SEC"). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Stable Road nor Momentus presently know or that Stable Road and Momentus currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Stable Road's and Momentus' expectations, plans or forecasts of future events and views as of the date of this Presentation. Stable Road and Momentus anticipate that subsequent events and developments will cause Stable Road's and Momentus' assessments to change. However, while Stable Road and Momentus may elect to update these forward-looking statements at some point in the future, Stable Road and Momentus specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Stable Road's and Momentus' assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Neither Momentus, Stable Road, nor any of their respective affiliates have any obligation to update this Presentation. Although all information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Momentus and Stable Road.

MOMENTUS AT A GLANCE

COMPANY OVERVIEW

- **FIRST MOVER IN OFFERING IN-SPACE TRANSPORTATION AND INFRASTRUCTURE SERVICES**
  - **SPACE TRANSPORTATION SERVICES** – first hub and spoke model of space, providing last mile delivery in partnership with key launchers, such as SpaceX
  - **SATELLITE AS A SERVICE** – hosted payload services that significantly decrease the cost of developing, launching and maintaining satellites
  - **IN-ORBIT SERVICES** – maintaining, repairing and refueling satellites in orbit
- **GROUNDBREAKING WATER PROPULSION TECHNOLOGY**[1] that significantly reduces costs and is reusable
- Successfully tested water based propulsion technology on a demo flight launched mid-2019 – is still operational today
- Founded in 2017 in Santa Clara, California

PARTNERSHIPS, CUSTOMERS AND STRONG BACKLOG DEVELOPMENT

KEY PARTNERS

SPACEX – RIDESHARE PARTNERSHIP

MADE IN SPACE – IN-SPACE ROBOTICS

RBC – GLOBAL GROUND STATION

CURRENT CUSTOMERS

Lockheed Martin, NASA, Relativity, Precious Payload, Alba Orbital, Pixxel, Skykraft, C3S, Sen, SatRevolution, Odysseus, Astro Digital, SEOPS, NuSpace, Enduro, ISILaunch, FOSSA

STRONG BACKLOG
>$90M[3]

PIPELINE UNDER NEGOTIATION / CONVERSATIONS
~$1.1B



REVENUE ($M)[2]
NON-GAAP
$2
$20
$152
$598
$1,200
$1,960
$2,987
$4,035
2020E
2021E
2022E
2023E
2024E
2025E
2026E
2027E

STEADY-STATE EBITDA MARGINS
~60%

1. 14 US and PCT patent applications that describe 70 distinct ideas
2. Management forecasted non-GAAP revenue. See page 38 for revenue calculated using ASC 606
3. Including non-binding options with deposits pre-paid

TODAY'S PRESENTERS



MIKHAIL KOKORICH

FOUNDER & CEO

RELEVANT EXPERIENCE:

- ✓ *Founder of multiple space technology companies*
- ✓ *Led multiple large international companies across a variety of industries*
- ✓ *Stanford Executive Program*
- ✓ *MBA from Moscow School of Management*
- ✓ *Finance & Physics Specialties from Novosibirsk*



FRED KENNEDY

PRESIDENT

RELEVANT EXPERIENCE:

- ✓ *Director of the Space Development Agency*
- ✓ *Head of Tactical Technology Office of DARPA*
- ✓ *Senior Policy Advisor to White House under President Obama*
- ✓ *U.S. Air Force Colonel*
- ✓ *PhD in Electrical Engineering from University of Surrey*
- ✓ *MA in Business Administration from George Washington University*



DAWN HARMS

CHIEF REVENUE OFFICER

RELEVANT EXPERIENCE:

- ✓ *Boeing VP Global Sales and Marketing*
- ✓ *Executive positions at ILS and SSL (now Maxar) and Teledyne*
- ✓ *BSEE (Electromagnetic Fields and Waves) from Univ. of Wisconsin-Madison*



ROB SCHWARZ

CHIEF TECHNOLOGY OFFICER

RELEVANT EXPERIENCE:

- ✓ *CTO at Maxar Space Infrastructure (f.k.a. SSL)*
- ✓ *Executive positions at Maxar and SSL*
- ✓ *M.S. in Aeronautics and Astronautics at MIT*
- ✓ *BS in Mechanical Engineering from Rutgers*



JIKUN KIM

CHIEF FINANCIAL OFFICER

RELEVANT EXPERIENCE:

- ✓ *CFO at Formlabs*
- ✓ *CFO at Emcore*
- ✓ *CFO at AeroVironment*
- ✓ *CFO at Raytheon Vision Systems*
- ✓ *MBA from Columbia*
- ✓ *MSEE from UCLA*
- ✓ *BS in Electrical Engineering from UC Berkeley*

MOMENTUS

ENABLING THE FUTURE OF THE SPACE ECONOMY

OUR VISION

A future where humanity is equipped with all it needs to flourish throughout the solar system

OUR MISSION

Provide the infrastructure services that support all industry beyond Earth

OUR MARKET OPPORTUNITY

Space economy worth ~$415B today and expected to grow to ~$1.4T[1] over the next decade

1. Wall street research and Space Foundation, The Space Report

OUR VISION

HOLISTIC IN-SPACE INFRASTRUCTURE SERVICES FOR THE SPACE ECONOMY

Space Transportation
Developing and operating extremely capable (ΔV and power) space platforms, which can be used to transfer cargo in space

LONG-TERM
Energy & Data Processing
Paving the way for future in-space energy production for in-space applications such as data processing, manufacturing

LONG-TERM
Manufacturing & Assembly
Building extremely large next generation structures that could only exist in zero G

LONG-TERM
Asteroid & Moon Mining
Utilizing in situ resources for fuel and manufacturing

Satellite as a Service
Capable of hosting and providing power for customers' payloads

In-Orbit Servicing
Enabling full reusability for in-space vehicles through refueling, lifetime extensions and relocation of satellites, de-orbiting, repairing, and in-space assembly

SPACE TRANSPORTATION

HUB AND SPOKE MODEL IN SPACE

Momentus makes access to space significantly more affordable by combining rideshare launch with low-cost last mile delivery through the hub and spoke model of space

Arriving in space atop large reusable rockets like the Falcon 9, our transfer vehicles will carry customers' satellites to very specific, custom orbits. After final drop-off, our vehicles are expendable, but will be reusable in the future


4) Transfer vehicle deorbits or refuels and returns to initial orbit for reuse.
3) Transfer vehicle delivers satellites to custom, final orbits
2) Transfer vehicle carrying satellites separates from the rocket
CUSTOMERS' SATELLITES
MOMENTUS TRANSFER VEHICLE
1) Rocket carries transfer vehicle with satellites to the initial orbit
ROCKET: FALCON-9, NEW GLENN, ETC.

SPACE TRANSPORTATION

SIGNIFICANT PRICE ADVANTAGES

Price estimates for small satellites


+

Dedicated small rocket launch to final orbit

>$70,000/KG


+

Rideshare to initial orbit and transfer with own propulsion system to final orbit

>$50,000/KG


+

Rideshare on large rocket and travel last mile with Vigoride transfer vehicle

< $15,000/KG

SATELLITE AS A SERVICE

HOSTING CUSTOMER PAYLOADS

Momentus offers a unique, low-cost, modular approach for hosting customers' payloads in space

Our transfer vehicles are designed to move customers' payloads to a specific orbit and stay connected to provide continual power, orbit keeping, orientation and communication
for the mission duration


MOMENTUS
TRANSFER VEHICLE
HOSTED PAYLOAD

SATELLITE AS A SERVICE

REINVENTING THE SATELLITE MODEL WITH SIGNIFICANTLY LOWER COSTS

> 1kW of power and 1-2 km/sec delta-V capabilities



>$10M

Traditional satellite platforms



<$1M/YEAR

Vigoride platform

IN-ORBIT SERVICING

Next generation Momentus reusable vehicles, designed to be capable of performing proximity maneuvers, docking and refueling, and equipped with robotic arms, are anticipated to be well-suited for the entire range of in-orbit services. The services will include refueling or life extension for larger spacecraft, relocation or deorbiting satellites, and conducting salvage missions and robotic operations, such as repair or in-orbit assembly


Life Extension
Re-positioning
Refueling &
Repairing
Deorbiting

FIRST MOVER WITH RAPID PROGRESS TO DATE

2018
- First hire
- Founder's investment
- First thruster fire
- YCombinator Demo Day
- First patents filed
- Seed round

2019
- First 10 people
- First contract: Ardoride Demo
- El Camino test flight
- Venture round
- 50 people

2020
- First Air Force contracts
- $40M[1] signed contracts
- Signed deal with Space-X
- >$90M[1] signed contracts
- Current headcount at: ~100 people
- **Announced business combination with Stable Road**
- **First Ardoride contract**
- **First Satellite-as-a-Service Contract with NASA and Lockheed Martin**

WE ARE HERE

2021
- **Vigoride launch on Falcon-9**
- **Vigoride launch on Falcon-9**
- **Vigoride launch on Falcon 9**
- **Vigoride launch on Falcon 9**

1. Including non-binding options with deposits pre-paid

RAPID GROWTH IN SPACE TRANSPORTATION

2010

70 Satellites

Mid-sized rockets launch mid-sized spacecrafts into many orbits

2020

1,000+ Satellites

Mix of large, mid-sized and small rockets

By 2030

10,000+ Satellites*

Super-large rockets launch the majority of the mass to space

**NSR Small Satellite Markets, 6th Edition and Satellite Manufacturing and Launch Services, 9th Edition*

WHY IS THE DISRUPTION HAPPENING?

ROCKETS ARE GETTING BIGGER AND CHEAPER



per kg
$8,000
Soyuz 2.1
1966
per kg
$3,750
Falcon-9
2010
per kg
$1,750
New Glenn
2021
per kg
$250
Starship
2022
8,000 kg
16,000 kg
45,000 kg
150,000 kg

Rocket sizes vs. cost (cost per kg to LEO)[1]



$100,000
$10,000
$1,000
Rocket capacity to LEO, kg
10
100
1000
10 000
100 000

Source: Public information, company websites and NSR Small Satellite Markets, 6th Edition and Satellite Manufacturing and Launch Services, 9th Edition

1. Estimated fully loaded total price of vehicles

SMALLSAT TO LEO MARKET OFFERS RAPID SHORT-TERM GROWTH


Smallsat to LEO TAM, ($M)
1,500
1,000
500
0
2018
2020
2022
2024


Smallsat Mass to LEO, (kg)
150,000
100,000
50,000
0
2018
2020
2022
2024

THE SMALLSAT MARKET IS EXPANDING RAPIDLY

TAM and launched mass calculated based on data from NSR's Small Satellite Markets, 6th Edition

The number of launched smallsats (mass < 500 kg) grew 3X over the last four years. Almost all smallsats aim for LEO, but applications for higher orbits are also emerging

EXCITING NEAR-TERM OPPORTUNITIES BEYOND THE LEO MARKET



SPACE TRANSPORTATION MARKET
Source: Stratistics Analysis
$40B
$30B
$20B
$10B
0
BEYOND GEOSYNCHRONOUS ORBIT
GEOSYNCHRONOUS ORBIT (GEO)
MEDIUM EARTH ORBIT (MEO)
LOW EARTH ORBIT (LEO)
2018
2020
2022
2024
2026



BEYOND GEOSYNCHRONOUS ORBIT
GEOSYNCHRONOUS ORBIT
VAN ALLEN BELT
LOW EARTH ORBIT
VAN ALLEN BELT
MEDIUM EARTH ORBIT

LARGE OPPORTUNITIES IN SATELLITE MANUFACTURING AND IN-ORBIT SERVICING

SATELLITE AS A SERVICE ADDRESSES THE $300B+ SATELLITE MANUFACTURING MARKET OPPORTUNITY[1]



GEO
~30%
LEO/MEO/OTHER
~70%

IN-ORBIT SERVICING AND SPACE SITUATIONAL AWARENESS IS A ~$8B MARKET OPPORTUNITY[2]



SPACE DEBRIS OBJECTS IS ESTIMATED TO BE ~29,000[3]

Source: NSR Global Satellite Manufacturing and Launch Markets, 10th Edition, European Space Agency

1. Satellite global manufacturing revenue 2021 – 2029
2. In-orbit services and space situational awareness revenue 2021-2029
3. European Space Agency "How many space debris objects are currently in orbit?"

VEHICLE ROADMAP ADDRESSES ALL MARKETS







	2020 **VIGORIDE**	2022 **ARDORIDE**	2024 **FERVORIDE**
Capabilities[1]	Up to 750 kg.	Up to 4,000 kg.	Up to 20,000 kg.
Orbits	LEO	MEO/GEO/HEO/Lunar	LEO/MEO/GEO/HEO Lunar, Deep Space
Host Power Available	Up to 1 kW	Up to 10 kW	Up to 100 kW
Delta-V	Up to 2 km/sec	Up to 5 km/sec	Up to 7 km/sec
Space Transportation TAM Forecast[2]	$1.5B	$10B	$37B

1. *Lower payload capacity for higher delta-V missions*
2. *NSR Small Satellite Markets, 6th Edition NSR Satellite Manufacturing and Launch Services, 9th Edition, and Stratistics. Does not include Satellite as a Service and In-Orbit Servicing*

CORNERSTONE WATER PROPULSION INNOVATION

Our propulsion was built ground-up to be low-cost, efficient, low risk, safe, easy to refuel, reusable and scalable. The use of Microwave Electrothermal ("MET") technology is the cornerstone that makes all our current services possible



MICROWAVE ELECTROTHERMAL (MET) TECHNOLOGY
Scaleable
• Larger engines are even more efficient and have higher ISP
Throttleable
• Can vary thrust and ISP to optimize the trip time
Simple design uses off-the-shelf components
• Low cost during manufacture
• Low risk when making new design
Uses water as a propellant
• Safe
• Easy to test
• Available in space
Inlet
High ISP
• Tunable to up to 2 to 5 times common chemical propulsion systems
• Efficient maneuvers in space
High thrust
• Tunable to up to 3 to 10 times most electric propulsion systems
• Results in faster trip times

RAPID VIGORIDE DEVELOPMENT THROUGH A SERIES OF COMMERCIAL FLIGHTS

RAMPING FULL-SCALE COMMERCIALIZATION OF THE VIGORIDE









MET THRUSTER TEST LAUNCH
July 2019

IN-SPACE MET THRUSTER TEST

OBJECTIVES:
- ✓ *First in-space test of MET thruster and feed system*
- ✓ *Includes water pump and avionics testing*

TECHNOLOGY UPGRADES:
- ✓ *Verified MET firing through pressure, temperature, and reflected power measurements compared to ground tests*
- ✓ *Feed system test success*

HYBRID DEMO COMMERCIAL LAUNCH
January 2021[1]

VIGORIDE V1.0

OBJECTIVES:
- ✓ *Separation from launch vehicle, free-flying mode deployment of customers*
- ✓ *Small delta-v maneuvers with empty vehicle after deployment of customers*

TECHNOLOGY UPGRADES:
- ✓ *EELV Secondary Payload Adapter ("ESPA") compatible structure*
- ✓ *Deployment mechanisms and sequencers*
- ✓ *Lower power MET thruster*
- ✓ *Attitude control resistojet thrusters*

LIMITED COMMERCIAL LAUNCHES
H1'2021

VIGORIDE V2.0

OBJECTIVES:
- ✓ *Multiple launches (2) with larger payload mass and volume*
- ✓ *Small delta-v maneuver for customer payload (delta-altitude)*
- ✓ *Larger delta-v maneuvers with empty vehicle*

TECHNOLOGY UPGRADES:
- ✓ *ESPA Grande compatible larger structure, more powerful MET thrusters (2x750W)*
- ✓ *Radiation tolerant and fault-tolerant avionics design*
- ✓ *High power solar panels*

FULL COMMERCIAL LAUNCH
Q4'2021

VIGORIDE V2.1

OBJECTIVES:
- ✓ *Provide full maneuvering capabilities*
- ✓ *Fly multiple vehicles (3) aboard the same Falcon 9*

TECHNOLOGY UPGRADES:
- ✓ *New low-cost, high power solar panels*
- ✓ *Multiple incremental upgrades in propulsion, feed system, and structure*

1. *Subject to applicable regulatory approvals. Momentus has already received a NOAA license, but the company is still seeking spectrum licensure. The FCC license application for satellite communications is currently under review by the FCC and the Committee for the Assessment of Foreign Participation in the United States Telecommunications Service Sector. The review process could delay or cancel launch timelines if license is not obtained prior to initial launch.*

KEY SUBSYSTEMS DEVELOPMENT AND TESTS







	PROPULSION	AVIONICS	POWER SYSTEM	STRUCTURE	VIBRATION / VACUUM TESTING
VIGORIDE V1.0	Developed and built	Developed and built	Developed and built	Developed and built	Tested, flight-ready
VIGORIDE V2.0	Developed	Flight Delivery October 2020	Flight Delivery October 2020	Developed, Build in Process	H1 2021
VIGORIDE V2.1	Development Complete Q3 2021	Flight Delivery Q2 2021	Flight Delivery Q2 2021	Flight Delivery Q2 2021	December 2021

COMPETITIVE LANDSCAPE

MOMENTUS OFFERS AN UNMATCHED MIX OF PRICE AND CAPABILITIES ACROSS ORBITS



Potential competitors and year to market
$150K
$100K
$50K
$10K
Price $/kg
2024
2024
2021/ 2022
2020
2020
2023
2021
2023
2021
2020 VIGORIDE
2022 ARDORIDE
2024 FERVORIDE
100 m/sec
1,000 m/sec
2,500 m/sec
5,000 m/sec
10,000 m/sec
Delta-V m/sec
LEO
LEO/MEO/HEO/Moon & Beyond

Source: Illustrative price to customer, inclusive of launch cost. Based on management estimates.

MOMENTUM AND COMPATIBILITY WITH LEADING LAUNCHERS ENABLE SUCCESS

	SpaceX	Blue Origin	GK Launch Services	Relativity
Vigoride	✔	✔	✔	✔
Ardoride	✔	✔	✔	
Fervoride	✔	✔		
	Launch deal signed		Launch deal signed	Launch deal signed

RIDESHARE PARTNERSHIP AGREEMENT WITH SPACEX

SIGNIFICANT CUSTOMER TRACTION AND EXPECTED DEMAND

CURRENT BACKLOG OF POTENTIAL REVENUE

>$90M[1]

- Significant momentum from rapidly expanding smallsat market seeking low cost and regular launch access to LEO
- Customers include satellite operators, satellite manufacturers, launch providers, defense primes and government agencies

UNDER NEGOTIATION OR IN CONVERSATIONS

~$1.1B

- ~$230M in proposals submitted and / or under late-stage negotiation and ~$880M in ongoing conversations
- Pending awards from US Government and defense primes who have expressed strong interest in Momentus technology and / or Satellite as a Service



~5%
~10%
~10%
~75%
Satellite Operators
Satellite Manufacturers
US Government
Non-US Government, Launchers and Other

EXPECTED DEMAND

~$1.2B

- Ardoride and Fervoride use-cases provide compelling cost/time advantages for deployment of megaconstellations
- Ongoing demand to be driven by maintenance of megaconstellations

1. Including non-binding options with deposits pre-paid

RECENT SPACE TRANSPORTATION SERVICES PROGRESS

Company	Announcement	Details
GranSystems	**OCTOBER 27, 2020:** MOMENTUS ANNOUNCES SERVICE AGREEMENT FOR GRAN SYSTEMS	▪ To launch Gran System's 2U CubeSat NUTSAT in Jan. 2021
KEPLER	**OCTOBER 20, 2020:** MOMENTUS AND KEPLER ANNOUNCE SERVICE AGREEMENT	▪ To arrange the 2021 launch of two satellites and to deliver to their desired orbital altitude
SKYKRAFT (KNOW YOUR WORLD)	**OCTOBER 2, 2020:** MOMENTUS FORGES AGREEMENT WITH SKYKRAFT	▪ To deploy a pathfinder for Skykraft's constellation in June 2021; agreement includes plans to launch second microsat in late 2021
ProXopS	**SEPTEMBER 29, 2020:** PROXOPS ENTERS LAUNCH AGREEMENT WITH MOMENTUS	▪ To deploy as many as 24 VariSat satellites into SSO starting in Q4 2021 through 2023
PIXXEL	**SEPTEMBER 22, 2020:** PIXXEL ENTERS SERVICE AGREEMENT WITH MOMENTUS FOR SECOND SATELLITE LAUNCH	▪ To launch Pixxel's second SmallSat to SSO in December 2021, with options to execute additional launches in 2022
GP ADVANCED PROJECTS	**SEPTEMBER 22, 2020:** MOMENTUS ANNOUNCES AGREEMENT FOR GP ADVANCED PROJECTS	▪ To launch a picosatellite platform in H1 2021, as well as future constellations starting in 2022
LUNASONDE	**SEPTEMBER 10, 2020:** MOMENTUS ANNOUNCES SERVICE AGREEMENT WITH LUNASONDE'S GOSSAMER	▪ To launch a demo Cubesat (*Gossamer*) to SSO orbit in Q1 2021, with further options to fly a constellation of 3U Cubesats
NASA	**SEPTEMBER 4, 2020:** MOMENTUS AWARDED NASA TROPICS PATHFINDER MISSION	▪ To transport the Pathfinder Cubesat to LEO in H1 2021
FOSSA	**SEPTEMBER 2, 2020:** FOSSA SYSTEMS AND MOMENTUS ANNOUNCE LAUNCH OF NINE POCKETQUBE SATELLITES	▪ To launch two FOSSA deployers, in total carrying 9 PocketQube satelliates in Q1 2021
Astrogate LABS	**AUGUST 6, 2020:** MOMENTUS ANNOUNCES FIRST INDIAN CUSTOMER: ASTROGATE LABS	▪ To launch a 3U satellite to SSO in Dec. 2021, as well as an option to launch a 6U
LOCKHEED MARTIN / USC University of Southern California	**AUGUST 5, 2020:** MOMENTUS TO LAUNCH DODONA NANOSAT FOR LOCKHEED/USC LA JUMENT PROGRAM	▪ To launch a 3U satellite and an engineering research center to SSO in Feb. 2021
ARCA DYNAMICS (Advanced Research and Consulting for Aerospace)	**AUGUST 4, 2020:** ARCA DYNAMICS ENTERS SERVICE AGREEMENT WITH MOMENTUS	▪ To launch a 3U satellite (*Revela*) to SSO in Feb. 2021

OTHER SIGNIFICANT PROGRESS

ENDURO · ORB ASTRO · SATREVOLUTION · OSEN · alba orbital · ODYSSEUS · NuSpace · SJSS · U.S. AIR FORCE · Nanoracks

ILLUSTRATIVE BACKLOG DEVELOPMENT CASE STUDY

sen CONSTELLATION OVERVIEW

- Sen is a British space company aiming to establish ultra-HD real-time video streaming to billions of people across the globe
- Content consists of time-sensitive information pertaining to rapidly evolving disasters and crises on Earth
- Planning launch of up to 100 video-streaming satellites as part of constellation, with the vision of expanding satellites to the Moon and Mars to create a multi-world vision

MOMENTUS / sen CONTRACT OVERVIEW

- ✓ Vigoride orbital transfer vehicles to carry Sen's satellites to sun-synchronous orbit aboard SpaceX Falcon 9 rockets
- ✓ First launch scheduled for December 2021, further four satellites scheduled for the second half of 2023
- ✓ Vigoride vehicles will deploy the EarthTV satellites to their final orbits; for the four satellites in 2023, a Vigoride will distribute the satellites to their orbits and potentially perform an LTAN shift

POTENTIAL BACKLOG DEVELOPMENT (# OF SATELLITE DEPLOYMENTS)



~20x multiplier effect for customer lifetime value
5 deployments in current backlog
1
-
4
10
20
30
35
2021
2022
2023
2024
2025
2026
2027
Current Backlog[1]
Potential future business (not in pipeline)

MOMENTUS BELIEVES THAT THE LIFETIME VALUE OF CURRENT CUSTOMERS REPRESENTS, ON AVERAGE, A MULTIPLIER EFFECT OF 10X THE CURRENT BACKLOG

1. Including non-binding options with deposits pre-paid

RECENT SATELLITE AS A SERVICE PROGRESS

NASA TIPPING POINT IN RELATIONSHIP WITH LOCKHEED MARTIN AND RELATIVITY

MOMENTUS • LOCKHEED MARTIN • Relativity


LOCKHEED
MARTIN
VIGORIDE

- NASA announces $370M investment with 14 U.S. partners that will demonstrate and mature space technologies to forge a path to sustainable Artemis operations on the moon
- Lockheed Martin received $89.7M from this Tipping Point solicitation to complete an in-space demonstration mission using liquid hydrogen to test more than a dozen cryogenic fluid management technologies
- Teammates in this trailblazing cryogenic fluid management demo mission include **MOMENTUS**, which will support the cryogenic payload on its **VIGORIDE** orbital transfer vehicle, and Relativity Space, which will launch the mission on its Terran 1 launch vehicle in October 2023

Lockheed Martin Press Release (10/14/20)

STRONG BACKLOG AND DISRUPTIVE TAILWINDS DRIVING GROWTH

(# OF MISSIONS)

SPACE TRANSPORTATION



	2021E	2022E	2023E	2024E	2025E	2026E	2027E
Vigoride	6	8	16	24	30	38	47
Ardoride	-	1	2	6	11	17	22
Fervoride	-	-	-	1	4	8	12
Total	6	9	18	31	45	63	81

SATELLITE AS A SERVICE (SATAAS)



	2021E	2022E	2023E	2024E	2025E	2026E	2027E
Vigoride	-	2	8	16	24	36	54
Ardoride	-	-	1	2	8	16	24
Fervoride	-	-	-	-	2	4	8
Total		2	9	18	34	56	86

IN-ORBIT SERVICING



	2021E	2022E	2023E	2024E	2025E	2026E	2027E
Vigoride	-	-	2	6	26	52	88
Ardoride	-	-	-	-	2	8	22
Fervoride	-	-	-	-	-	-	-
Total			2	6	28	60	110

SUMMARY SPACE TRANSPORTATION VIGORIDE UNIT ECONOMICS



EXPENDABLE
UNIT MARGIN OF ~40%
~$15,000
(~$5,000)
A
(~$2,000)
B
(~$2,000)
~$6,000
Customer Price
Launch
Production
Labor
Unit Margin
REUSABLE ('23E)
UNIT MARGIN OF ~60%
~$15,000
(~$3,500)
A
(~$1,500)
D
(~$400)
(~$400)
C
E
~$9,200
Customer Price
Launch
Propellant
Production
Labor
Unit Margin
REUSABLE WITH LARGE ROCKETS ('25E)
UNIT MARGIN OF ~75%
~$10,000
(~$1,000)
A
(~$500)
D
(~$400)
(~$400)
C
E
~$7,700
Customer Price
Launch
Propellant
Production
Labor
Unit Margin

KEY COMMENTARY

- **A** Advantageous rideshare partnership agreements provide for competitive launch price: expected to decrease over time with current rockets and significantly decrease with the onset of larger rockets (i.e., Starship)
- **B** Expected cost per vehicle ~$1M distributed across 500 kg. payload capacity results in a per kg. cost of ~$2,000
- **C** Reusability enables amortization of production & labor costs over several years and missions
- **D** Efficient and cost-effective water propellant, cost decreases with large-rocket economies of scale
- **E** Significant potential net profit margins driven by quickly developing vehicle reusability and large-rocket economies of scale

Note: Summary and illustrative. Representative of general unit economics for standard missions. Prices and unit economics will differ by mission

ILLUSTRATIVE PER VIGORIDE MISSION ECONOMICS

SPACE TRANSPORTATION MISSION ECONOMICS



			% MARGIN
REVENUE	~500 KG X $15,000/KG =	$7.5M	
LAUNCH, LABOR, AND PRODUCTION	~500 KG X $9,000/KG =	(4.5M)	
MISSION MARGIN	~500 KG X $6,000/KG =	$3.0M	~40%
W/ REUSABILITY	~500 KG X $9,200/KG =	$4.6M	~60%

SATELLITE AS A SERVICE MISSION ECONOMICS
(EXCLUDING SPACE TRANSPORTATION ECONOMICS)



			% MARGIN
ANNUAL FEE	3 YEARS X $800,000 =	$2.4M	
OPERATING COST	3 YEARS X $200,000 =	(0.6M)	
MISSION MARGIN	5 YEARS X $600,000 =	$1.8M	75%

CLEAR PATH TO PROFITABILITY AND >$1B IN EBITDA

MANAGEMENT FORECASTED FINANCIALS

($ in millions)	2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E
Satellite Transportation Services	$2.3	$20	$122	$435	$852	$1,089	$1,453	$1,717
Satellite as a Service	-	-	30	153	319	721	1,192	1,650
In-Orbit Services	-	-	-	10	29	150	343	669
Revenue	**$2.3**	**$20**	**$152**	**$598**	**$1,200**	**$1,960**	**$2,987**	**$4,035**
% Growth	*NM*	*NM*	*673%*	*293%*	*101%*	*63%*	*52%*	*35%*
Satellite Transportation Services	($0.9)	$1	$42	$156	$399	$785	$1,030	$1,194
Satellite as a Service	-	-	21	70	158	505	796	1,031
In-Orbit Services	-	-	-	5	16	108	254	471
Gross Profit	**($0.9)**	**$1**	**$63**	**$230**	**$573**	**$1,398**	**$2,080**	**$2,696**
% Margin	*NM*	*6%*	*42%*	*39%*	*48%*	*71%*	*70%*	*67%*
(–) SG&A	(12)	(15)	(21)	(27)	(36)	(46)	(59)	(76)
(–) R&D	(19)	(32)	(60)	(96)	(129)	(151)	(160)	(164)
EBITDA	**($32)**	**($46)**	**($18)**	**$107**	**$409**	**$1,201**	**$1,861**	**$2,455**
% Margin	*NM*	*NM*	*NM*	*18%*	*34%*	*61%*	*62%*	*61%*
(–) CapEx	($4)	($20)	($6)	($7)	($51)	($10)	($10)	($12)
(–) Change in NWC	5	27	(11)	32	327	286	307	(27)
(–) Income tax paid (unlevered)	-	-	-	(1)	(84)	(250)	(389)	(513)
(–) Other[1]	(7)	-	-	-	-	-	-	-
Unlevered Free Cash Flow	**($38)**	**($40)**	**($35)**	**$131**	**$601**	**$1,227**	**$1,769**	**$1,903**

FORECAST USING ASC 606 ACCOUNTING STANDARDS

($ in millions)	2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E
Satellite Transportation Services	$0.3	$12	$89	$277	$804	$998	$1,364	$1,717
Satellite as a Service	-	-	16	116	226	622	1,059	1,650
In-Orbit Services	-	-	-	10	29	150	343	669
Revenue	**$0.3**	**$12**	**$104**	**$402**	**$1,058**	**$1,769**	**$2,767**	**$4,035**
% Growth	*NM*	*NM*	*762%*	*286%*	*163%*	*67%*	*56%*	*46%*
Satellite Transportation Services	$0.3	$2	$20	$106	$312	$707	$972	$1,194
Satellite as a Service	-	-	7	32	65	405	664	1,031
In-Orbit Services	-	-	-	5	16	108	254	471
Gross Profit	**$0.3**	**$2**	**$26**	**$142**	**$392**	**$1,220**	**$1,890**	**$2,696**
% Margin	*NM*	*19%*	*25%*	*35%*	*37%*	*69%*	*68%*	*67%*
(–) SG&A[1]	(19)	(16)	(21)	(27)	(36)	(46)	(59)	(76)
(–) R&D	(19)	(37)	(60)	(96)	(129)	(151)	(160)	(164)
EBITDA	**($37)**	**($50)**	**($55)**	**$18**	**$228**	**$1,024**	**$1,671**	**$2,455**
% Margin	*NM*	*NM*	*NM*	*5%*	*22%*	*58%*	*60%*	*61%*
(–) CapEx	($4)	($20)	($6)	($7)	($51)	($10)	($10)	($12)
(–) Change in NWC	4	30	26	121	508	463	498	(27)
(–) Income tax paid (unlevered)	-	-	-	-	(20)	(213)	(349)	(513)
(–) Other	-	-	-	-	-	-	-	-
Unlevered Free Cash Flow	**($37)**	**($40)**	**($35)**	**$132**	**$665**	**$1,264**	**$1,809**	**$1,903**

BASIS OF FINANCIAL PROJECTIONS AND RECONCILIATION TO GAAP METRICS

- Revenue is projected by service within the context of business outlook, market growth and expected impact of business initiatives
- Management forecasted financials reflect management's view on the business
  - Management forecasted financials are non-GAAP and recognize revenue based on when certain manufacturing and vehicle integration milestones are projected to be reached, which milestones are relatively in line with payment schedules for customer advances
- In the forecast using ASC 606 accounting standards, the Company's services are considered a single performance obligation. Under ASC 606, the Company recognizes revenue at a point in time when the customer payload separates from the Momentus satellite

Note: Net of deal expenses for 2021E

1. Inclusive of non-recurring transaction-related and other expenses for 2020E. Includes non-recurring one-time legal ($4.0M), accounting / finance ($0.75M), private fundraising ($1.0M) and equity-related valuation expenses ($1.0M)

LONG-TERM GROWTH OPPORTUNITY BEYOND PLAN

IN-SPACE RENEWABLE ENERGY

SOLAR POWER AND DATA CENTERS ARE POTENTIALLY A $1.4T OPPORTUNITY BY 2050[1]



100B
10B
1B
100M
10M
1M
$, Cost
Power
1kW
10kW
100kW
1MW
10MW
100MW
1GW
TRADITIONAL GAAS SOLAR PANELS $600/W
LOW-COST SI PANELS $100/W
Solar Power
Valoride
Fervoride
Ardoride
Vigoride
SOLAR THERMAL STEAM TURBINES AND GENERATOR
PHOTOVOLTAIC SOLAR PANELS

The largest source of energy in the Solar System is the Sun. Every sq. ft. of surface in space gets 10 times more energy in space than on Earth

Traditional photovoltaic solar panels are competitive in space only for smaller power uses. Solar-thermal systems using steam turbines and generators are more efficient at the hundreds of kW power level

Advantages:

- Low-cost
- Scalability
- Radiation tolerance
- Availability of technologies

1. *Management estimates*

LONG-TERM GROWTH OPPORTUNITY BEYOND PLAN

IN-SPACE MINING OF WATER AND RESOURCES

ASTEROID / MOON MINING IS POTENTIALLY A MASSIVE OPPORTUNITY


H20
WATER MINING
IN-SPACE MANUFACTURING
$$$
PRECIOUS METALS

- The abundance of water in asteroids, the Moon and Mars, and ease of extraction and storage position water as the first and primary extraterrestrial mined resource
- Iron and nickel as primary construction materials, as well as regolith for radiation shielding, will be used to build megastructures in space, including space solar power stations and permanent human space habitats
- Precious and rare metals, with several magnitudes larger concentrations in some types of asteroids, will be the main source of these metals for the industries of the future

MOMENTUS OPPORTUNITY

- ***First mover*** in offering in-space transportation & infrastructure ***services to the space economy***
- Rapid near-term expected growth driven by ***disruptive tailwinds in commercial space***
- ***Breakthrough water-based propulsion technology***
- ***Significant customer traction*** and deep integration with industry leaders
- ***Clear path to profitability and >$1B in EBITDA***
- ***Massive long-term growth opportunities*** beyond current business plan
- ***Well-seasoned team*** *with experience* in aerospace, propulsion and robotics piloted by ***visionary leader and innovator***



Q&A

APPENDIX



EXCEPTIONAL TEAM LED BY VISIONARY FOUNDER


Image: Vicki Thompson

MIKHAIL KOKORICH
CEO
FOUNDER
INNOVATOR

Visionary space entrepreneur and innovator. Mikhail founded Momentus in 2017 with an idea to enable industrialization in space

He has more than 20 years of experience in industries ranging from manufacturing and retail to space technologies. Mikhail started his first company at 19 years old as a physics student in Siberia in 1996

Before entering the aerospace business, Mikhail founded and ran a chain of domestic merchandise retail stores, second in size only to Bed Bath & Beyond, successfully scaled and sold one of the largest consumer electronic retail chains as well as one of the biggest timber companies in the world

SIGNIFICANT AEROSPACE EXPERIENCE

FRED KENNEDY PRESIDENT
ASTRA, GENERAL DYNAMICS, DARPA

JIKUN KIM CHIEF FINANCIAL OFFICER
formlabs, emcore, AeroVironment, Raytheon, Booz | Allen | Hamilton

DAWN HARMS CHIEF REVENUE OFFICER
BOEING, SSL, TELEDYNE TECHNOLOGIES

ROB SCHWARZ CHIEF TECHNOLOGY OFFICER
MAXAR, SSL

ALEX WICKS CHIEF DEVELOPMENT OFFICER
urthecast, MDA, OceanWorks, SURREY

AARON MITCHELL HEAD OF FUTURE ARCHITECTURES
NASA JPL, Research lab, IDEX

JASON HUMMELT VP OF INNOVATION
bromelad, Transform Materials, MIT

NATHAN ORR CHIEF ENGINEER
bradford space

TEMI ODUOZOR VP CONTROLLING
ENGINE ROOM, Giga-tronics, EY

ALEX FISHKIN CHIEF BUSINESS AFFAIRS & LEGAL OFFICER
LUMINAR, Google

ALIKI LOPER-LEDDY VP OF PROGRAM OPERATIONS
SSL

NEGAR FEHER VP OF BUSINESS DEVELOPMENT
SSL, LOCKHEED MARTIN

BOARD OF DIRECTORS



MIKHAIL KOKORICH

FOUNDER & CHIEF EXECUTIVE OFFICER, MOMENTUS

RELEVANT EXPERIENCE:

- ✓ *Founder of multiple space technology companies*
- ✓ *Led multiple large international companies across a variety of industries*
- ✓ *Stanford Executive Program*
- ✓ *MBA from Moscow School of Management*
- ✓ *Finance & Physics Specialties from Novosibirsk*



DAWN HARMS

CHIEF REVENUE OFFICER, MOMENTUS

RELEVANT EXPERIENCE:

- ✓ *Boeing VP Global Sales and Marketing*
- ✓ *Executive positions at ILS and SSL (now Maxar) and Teledyne*
- ✓ *BSEE (Electromagnetic Fields and Waves) from Univ. of Wisconsin-Madison*



BRIAN KABOT

CHIEF INVESTMENT OFFICER, STABLE ROAD CAPITAL

RELEVANT EXPERIENCE:

- ✓ *Partner, Eschaton Opportunities Fund Management*
- ✓ *Partner, Riverloft Capital Management*
- ✓ *Managing Director, Gulf Coast Capital*
- ✓ *Vice President, Sun Capital Partners*
- ✓ *BS in Finance and Accounting from Cornell*



CHRIS HADFIELD

FORMER ASTRONAUT, CANADIAN SPACE AGENCY

RELEVANT EXPERIENCE:

- ✓ *First Canadian to walk in space while Astronaut for Canadian Space Agency*
- ✓ *ISS Commander*
- ✓ *Fighter pilot for the Canadian Air Force and NORAD*
- ✓ *Test pilot with the US Air Force and Navy*
- ✓ *MSc in Aviation Systems from Univ. of Tennessee*
- ✓ *Master's in Mechanical Engineering from Univ. of Waterloo*



DAVID SIMINOFF

CHIEF INVESTMENT OFFICER, THOMPSON PEAK CAPITAL

RELEVANT EXPERIENCE:

- ✓ *Board Member, Princeton AstroPhysics Department; Wyoming Wind Coalition*
- ✓ *Founder & Chief Creative Officer, Shmoop*
- ✓ *Chairman, President, and CEO of Spark Networks*
- ✓ *Co-Founder, 4INFO*
- ✓ *Portfolio Manager, Capital Group*
- ✓ *MBA and BA from Stanford University*
- ✓ *MFA from Univ. of Southern California*



VINCE DENO

FOUNDER & CHIEF EXECUTIVE OFFICER, NEWTON MOBILITY

RELEVANT EXPERIENCE:

- ✓ *President, Chief Operating Officer, and Chief Innovation Officer of Millennium Space Systems (acquired by Boeing)*
- ✓ *Mentor & Entrepreneur in Residence at Techstars*
- ✓ *Founder of International Whiskey*
- ✓ *MBA Univ. of California Haas School*
- ✓ *Master's, Space Studies from International Space University*